UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

APX ACQUISITION CORP. I

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF APX ACQUISITION CORP. I

JUAN SALVADOR AGRAZ 65

CONTADERO, CUAJIMALPA DE MORELOS

05370, MEXICO CITY, MEXICO

Dear APx Acquisition Corp. I Shareholder:

You are cordially invited to attend an extraordinary general meeting of APx Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “APXI,” “we,” “us” or “our”), which will be held on September 7, 2023, at 10:00 A.M., New York Time (the “Extraordinary General Meeting”). Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of APXI shareholders and other meeting participants, the Extraordinary General Meeting will be held in person at the offices of APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico and via virtual meeting format setting. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business APXI will conduct at the Extraordinary General Meeting and provide information about APXI that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by the Amendment to the Amended and Restated Memorandum and Articles of Association dated February 27, 2023 (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to three (3) times for an additional one (1) month each time from September 9, 2023 to December 9, 2023 (as extended, the “Extended Date”) (i.e., for a period of time ending 24 months after the consummation of its initial public offering (the “IPO”)) (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $125,000 and (b) $0.025 for each Class A ordinary share issued and outstanding (the “Extension Payment”) after giving effect to the Redemption (defined below) (the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment – as a special resolution, to amend the Articles of Association to expand the methods that APXI may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment”);

•

Proposal No. 4 — The Founder Share Amendment Proposal – as a special resolution, to amend the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

•	Proposal No. 5 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General

i

Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Shares Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

In addition, subject to the approval of the Extension Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, the holders of Class B Ordinary Shares including the Sponsor and our independent directors, have expressed an interest to transfer a majority of their economic interests in the Company (the “Sponsor Handover”). In connection with the Sponsor Handover, it is anticipated that new officers and/or directors will be appointed to the Company. In the event of a Sponsor Handover, the new management team would also be responsible for selecting a target company for a business combination. The Sponsor currently expects to enter into a purchase agreement (the “Purchase Agreement”) in relation to the Sponsor Handover which would be conditional on, among other things, shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and that the purchaser will become a party to the letter agreement dated December 6, 2021 among the Company, the Sponsor and its officers and directors (the “Letter Agreement”). In addition, the Letter Agreement will be amended to allow the transfer, directly or indirectly, of the Class B Ordinary Shares and the private placement warrants, including the underlying shares thereto, to a third party prior to the expiration of the applicable lock-up period. The Company may enter into agreements with certain investors whereby those holders agree not to redeem their public Shares in return for an incentive. As of the date of this Proxy Statement, the Company has not entered into any such agreement.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete an initial business combination (the “Business Combination”). You are not being asked to vote on a Business Combination at this time.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company filed on February 27, 2023 and an amendment to the Trust Agreement dated February 27, 2023, the Company currently has the right to extend the Combination Period two (2) times for an additional three (3) months each time (each an “Extension Period”) from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two three-month extensions. In accordance with the Articles of Association and Trust Agreement, the Company deposited $750,000 into the trust account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have the right to extend the Combination Period up to the Extended Date.

APXI’s board of directors (the “Board”) has determined that it is in the best interests of APXI to seek an extension of the Termination Date and have APXI shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. APXI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best

ii

interests of APXI shareholders that an extension of the Combination Period (the “Extension”) be obtained so that, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is a significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders of APXI Class A ordinary shares, par value $0.0001 per share (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Ordinary Shares in connection with the Extraordinary General Meeting. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

APXI’s Articles of Association provide that APXI will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which APXI may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding founder shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to the Extended Date. Notwithstanding the conversion, such holders will waive their rights and not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

On August 21, 2023, the redemption price per Public Share was approximately $10.89 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $71,462,510.06 as of August 21, 2023 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Public Shares on Nasdaq on August 21, 2023 was $10.87. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the

iii

aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), as amended from time to time, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Class B Ordinary Shares, par value $0.0001 per share (the “Founder Shares”), present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote in the discretion of the chairman of the Extraordinary General Meeting, including in the event there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on August 16, 2023 (the “Record Date”) as the date for determining APXI shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of issued and outstanding ordinary shares of the Company on that date are entitled to attend and have their votes counted at the Extraordinary General Meeting or any adjournment thereof. However, the holders of Ordinary Shares may elect to redeem all or a portion of their shares in connection with the Extraordinary General Meeting.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension as needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal are in the best interests of APXI and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

APXI’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal that may

iv

be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and private placement warrants (as defined below). See the section entitled “Extraordinary General Meeting of APXI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Shares Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, APXI urges you to read this material carefully and vote your shares.

By Order of the Board of Directors of APx Acquisition Corp. I

/s/ Daniel Braatz
Daniel Braatz
Chairman of the Board
August 23, 2023

Your vote is very important. Whether or not you plan to attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter. Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, if you fail to vote by proxy or to vote yourself at the Extraordinary General Meeting (including to fail to record your abstention from voting), your shares will not be counted in connection with the determination of whether a valid quorum is established, and, if a valid quorum is otherwise established, your shares will not be counted in connection with any vote on the Extension Proposal, Trust Agreement Amendment Proposal, NTA Requirement Amendment, Founder Share Amendment Proposal or Adjournment Proposal. Any abstention will be counted towards the quorum requirement but will count as a vote cast at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting.

v

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

OF APX ACQUISITION CORP. I

TO BE HELD ON SEPTEMBER 7, 2023

To the Shareholders of APx Acquisition Corp. I:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of APx Acquisition Corp. I, a Cayman Islands exempted company (the “Company,” “APXI,” “we,” “us” or “our”), will be held on September 7, 2023, at 10:00 A.M., New York Time. Due to the public health impact of the COVID-19 outbreak and to support the health and well-being of APXI shareholders and other meeting participants, the Extraordinary General Meeting will be held in person at the offices of APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico and in a virtual meeting format. You can participate in the Extraordinary General Meeting, vote, and submit questions via live webcast by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number included on your proxy card. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated August 23, 2023 and is first being mailed to shareholders on or about that date:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend APXI’s Amended and Restated Memorandum and Articles of Association, as amended by the Amendment to the Amended and Restated Memorandum and Articles of Association dated February 27, 2023 (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) up to three (3) times for an additional one (1) month each time from September 9, 2023 to December 9, 2023 (as extended, the “Extended Date”) (i.e., for a period of time ending 24 months after the consummation of its initial public offering (the “IPO”) (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend APXI’s investment management trust agreement, dated as of December 6, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $125,000 and (b) $0.025 for each Class A ordinary share issued and outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment – as a special resolution, to amend the Articles of Association to expand the methods that APXI may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment”);

•

Proposal No. 4 — The Founder Share Amendment Proposal – as a special resolution, to amend the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

•

Proposal No. 5 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

i

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete an initial business combination (the “Business Combination”). You are not being asked to vote on a Business Combination at this time.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company filed on February 27, 2023 and an amendment to the Trust Agreement dated February 27, 2023, the Company currently has the right to extend the Combination Period two (2) times for an additional three (3) months each time (each an “Extension Period”) from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) (as extended, the “Termination Date”) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two three-month extensions. In accordance with the Articles of Association and Trust Agreement, the Company deposited $750,000 into the trust account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023.

If both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Company will have the right to extend the Combination Period from September 9, 2023 to the Extended Date.

APXI’s board of directors (the “Board”) has determined that it is in the best interests of APXI to seek an extension of the Termination Date and have APXI’ shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination if needed. APXI intends to call an additional extraordinary general meeting of its shareholders to approve a Business Combination at a future date (referred to herein as the “Business Combination Extraordinary General Meeting”). While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that an extension of the Combination Period (the “Extension”) be obtained so that APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

As contemplated by the Articles of Association, the holders APXI’s Class A ordinary shares, par value $0.0001 per share, (the “Ordinary Shares”), issued as part of the units sold in the IPO (the “Public Shares”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest not previously released which shall be net of taxes payable, and less interest to pay dissolution expenses, calculated as of two (2) business days prior to the consummation of the Extraordinary General Meeting (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

APXI’s Articles of Association provide that APXI will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which APXI may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. The holders of the issued and outstanding Founder

Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the founder shares into Class A Ordinary Shares of the Company, in accordance with the terms of the Founder Share Amendment Proposal, prior to Extended Date. Notwithstanding the conversion, such holders will waive their rights and not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

On August 21, 2023, the redemption price per Public Share was approximately $10.89 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $71,462,510.06 as of August 21, 2023 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq on August 21, 2023 was $10.87. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

To exercise your redemption rights, you must tender your Public Shares to APXI’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your Public Shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s (“DTC”) Deposit/Withdrawal At Custodian (“DWAC”) system. If you hold your Public Shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the Public Shares from your account in order to exercise your redemption rights.

Subject to the foregoing, the approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares, present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof and entitled to vote on such matter.

Approval of the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The Adjournment Proposal will only be put forth for a vote in the discretion of the chairman of the Extraordinary General Meeting, including in the event there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares and Founder Shares at the close of business on August 16, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 6,556,583 issued and outstanding Ordinary Shares and 4,312,500 Founder Shares issued and outstanding. APXI’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, APXI urges you to read this material carefully and vote your shares.

This proxy statement is dated August 23, 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of APx Acquisition Corp. I

/s/ Daniel Braatz
Daniel Braatz
Chairman of the Board
August 23, 2023

i

BUSINESS OF APXI AND CERTAIN INFORMATION ABOUT APXI	38
BENEFICIAL OWNERSHIP OF SECURITIES	38
HOUSEHOLDING INFORMATION	41
WHERE YOU CAN FIND MORE INFORMATION	42
ANNEX A	A-1

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect APXI’s current views with respect to, among other things, APXI’s capital resources and results of operations. Likewise, APXI’s financial statements and all of APXI’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect APXI’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. APXI does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	APXI’s ability to complete a Business Combination, including approval by the shareholders of APXI;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Ordinary Shares, Founder Shares and other securities of APXI;

•	the use of funds not held in the Trust Account or available to APXI from interest income on the Trust Account balance.

While forward-looking statements reflect APXI’s good faith beliefs, they are not guarantees of future performance. APXI disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause APXI’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in APXI’s final prospectus filed with the SEC on December 6, 2021 in connection with APXI’s initial public offering, as amended by other reports APXI filed with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to APXI (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

APXI is a blank check company formed under the laws of the Cayman Islands on May 13, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Like most blank check companies, the Articles of Association provides for the return of the proceeds from APXI’s initial public offering held in trust to the holders of public shares (the “Public Shares”) sold in the initial public offering (the “IPO”) if there is no qualifying business combination(s) consummated on or before the Termination Date.

APXI believes that it is in the best interests of APXI shareholders to continue APXI’s existence until the Extended Date, if necessary, in order to allow APXI additional time to complete a Business Combination and is therefore holding this Extraordinary General Meeting. APXI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on September 7, 2023, at 10:00 A.M., New York Time at APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico and via live webcast at https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

You can attend the Extraordinary General Meeting via the Internet by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	APXI shareholders are being asked to consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend the Articles of Association to give the Company the right to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date (the “Extension Amendment Proposal”);

•

Proposal No. 2 – Trust Agreement Amendment Proposal — as an ordinary resolution, to amend the Trust Agreement to allow the Company to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date by depositing into the Trust Account, for each one-month extension, the lesser of (a) $125,000 and (b) $0.025 for each Class A ordinary share issued and outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”);

•

Proposal No. 3 – NTA Requirement Amendment – as a special resolution, to amend the Articles of Association to expand the methods that APXI may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment”);

•	Proposal No. 4 — The Founder Share Amendment Proposal – as a special resolution, to amend the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares,

par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

•

Proposal No. 5 – Adjournment Proposal – as an ordinary resolution, adjourn the Extraordinary General Meeting to a later date or dates in the discretion of the chairman of the Extraordinary General Meeting, including to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal (the “Adjournment Proposal”).

Q.	Are the proposals conditioned on one another?

A.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Extension is implemented and one or more APXI shareholders elect to redeem their Public Shares pursuant to the Redemption, APXI will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, and retain the remainder of the funds in the Trust Account for APXI’s use in connection with consummating a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved, and if APXI is otherwise unable to consummate a Business Combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’ obligations under the Companies Act, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders waived their rights to participate in any liquidating distribution with respect to the 4,312,500 Founder Shares held by them. There will be no distribution from the trust account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the trust account.

Q.	Why is APXI proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.

The Articles of Association currently provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow APXI additional time to complete a Business Combination pursuant to a Business Combination Agreement, if needed.

While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

APXI’s Articles of Association provide that APXI will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination. The purpose of the NTA Requirement Amendment is to add an additional basis on which APXI may rely, as it has since its initial public offering, to be not subject to the “penny stock” rules of the SEC.

In addition, subject to the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, the holders of Class B Ordinary Shares including the Sponsor and our independent directors, have expressed an interest to transfer a majority of their economic interests in the Company (the “Sponsor Handover”). In connection with the Sponsor Handover, it is anticipated that new officers and/or directors will be appointed to the Company. In the event of a Sponsor Handover, the new management team would also be responsible for selecting a target company for a business combination. The Sponsor currently expects to enter into a purchase agreement (the “Purchase Agreement”) in relation to the Sponsor Handover which would be conditional on, among other things, shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and that the purchaser will become a party to the letter agreement dated December 6, 2021 among the Company, the Sponsor and its officers and directors (the “Letter Agreement”). In addition, the Letter Agreement will be amended to allow the transfer, directly or indirectly, of the Class B Ordinary Shares and the private placement warrants, including the underlying shares thereto, to a third party prior to the expiration of the applicable lock-up period. The Company may enter into agreements with certain investors whereby those holders agree not to redeem their public Shares in return for an incentive. As of the date of this Proxy Statement, the Company has not entered into any such agreement.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by APXI shareholders on a Business Combination will occur at an extraordinary general meeting of APXI shareholders, to be held on at a later date, and the solicitation of proxies from APXI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of APXI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment or the Founder Share Amendment Proposal are not approved by APXI shareholders, APXI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the proposals. If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. An APXI’s shareholder’s failure to vote by proxy or to vote herself/himself/itself at the Extraordinary General Meeting (including a shareholders failure to record an abstention from voting) will not be counted towards the number of ordinary shares required to validly establish a quorum, and if a valid quorum is otherwise established, the shareholder’s shares will not be counted on any vote at the Extraordinary General Meeting. The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of one-third of the issued and outstanding ordinary shares of the Company of the Record Date for the Extraordinary General Meeting entitled to vote as shall constitute quorum for the Extraordinary General Meeting.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares and Founder Shares present themselves or represented by proxy at the Extraordinary General Meeting and entitled to vote thereon and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Accordingly, an APXI’s shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting (including to record the shareholder’s abstention from voting) will not be counted towards the number of ordinary shares of the Company required to validly establish a quorum. However, if a valid quorum is otherwise established, such failure to vote will mean the shareholder’s shares will not be counted on any vote at the Extraordinary General Meeting. Abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and the shareholder’s shares will not be counted on the relevant vote at the Extraordinary General Meeting. The presence, in person or by proxy, at the Extraordinary General Meeting of the holders of one-third of the issued and outstanding ordinary shares of the Company of the Record Date for the Extraordinary General Meeting entitled to vote as shall constitute quorum for the Extraordinary General Meeting.

Q.	Why should I vote “FOR” the Extension Amendment Proposal?

A.

APXI believes its shareholders will benefit from APXI consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which APXI has to complete an initial business combination until the Extended Date. The Extension would give APXI additional time to complete a Business Combination.

The Board believes that it is in the best interests of APXI shareholders and APXI that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business

Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the Trust Agreement Amendment Proposal?

A.

APXI believes shareholders will benefit from APXI consummating a Business Combination and is proposing the Trust Agreement Amendment Proposal to extend the date by which APXI has to complete a business combination until the Extended Date. The Extension would give APXI additional time to complete a Business Combination.

The Board believes that it is in the best interests of APXI shareholders and APXI that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension as needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

Q.	Why should I vote “FOR” the NTA Requirement Amendment?

A.

APXI believes a Business Combination will provide significant benefits to its shareholders and is proposing the NTA Requirement Amendment to add an additional basis on which APXI may rely, as it has since its IPO, to be not subject to the “penny stock” rules of the SEC.

APXI’s Articles of Association provide that APXI will not consummate any business combination unless it (or any successor) has net tangible assets of at least $5,000,001 upon consummation of such business combination (the “NTA Requirement”). If the NTA Requirement Amendment is not approved and there are significant requests for redemption such that the NTA Requirement would be exceeded, the NTA Requirement would prevent the Company from being able to consummate a Business Combination. The Company believes that the NTA Requirement is not needed. The purpose of such limitation was initially to ensure that the Company did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, the Company is presenting the NTA Requirement Amendment to facilitate the consummation of a Business Combination. If the NTA Requirement Amendment is not approved and there are significant requests for redemption such that the Company’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, APXI’s Articles of Association would prevent the Company from being able to consummate the Business Combination even if all other conditions to closing are met.

Q.	Why should I vote “FOR” the Founder Share Amendment Proposal?

A.	APXI believes shareholders will benefit from APXI consummating a Business Combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares and may aid the Company in retaining investors and meeting continued listing requirements on Nasdaq Global Market necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, APXI believes that it may be more difficult to complete a Business Combination. If that were to occur, APXI may be forced to liquidate.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates, including in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised APXI that they intend to vote any Ordinary Shares and Founder Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal. On the Record Date, the Sponsor beneficially owned and was entitled to vote an aggregate of 4,312,500 Founder Shares, representing approximately forty percent (40%) of APXI’s issued and outstanding shares.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you fail to vote by proxy or in person at the Extraordinary General Meeting, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, your shares will not be counted in connection with any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN” or if you do not provide instructions with your proxy card to your broker, bank or nominee, such abstentions (but not broker non-votes) will be counted in connection with the determination of whether a valid quorum is established and your shares will not be counted in connection with the relevant vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, and the Founder Share Amendment Proposal, APXI may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are not approved at the Extraordinary General Meeting or at any adjournment thereof and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and up to $100,000 for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of APXI waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Founder Shares. There will be no distribution from the Trust Account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved, what happens next?

A.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved, APXI will continue to attempt to consummate a Business Combination until the Extended Date. APXI will file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Extended Date.

If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of APXI held by APXI’s officers, directors, the Sponsor and its affiliates. In addition, the Articles of Association currently provide that APXI cannot redeem or repurchase Public Shares to the extent such redemption would result in APXI’s failure to have at least $5,000,001 of net tangible assets upon its consummation of the Extension in accordance with the Articles of Association. As a result, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Q.	Am I able to exercise my redemption rights in connection with a Business Combination?

A.

If you do not choose to exercise Redemption rights in connection with the Extraordinary General Meeting, you may choose to exercise Redemption rights in connection with a Business Combination if you are a holder of Ordinary Shares as of the close of business on the record date for a Business Combination Extraordinary General Meeting, and you will be able to vote to approve a Business Combination in a Business Combination Extraordinary General Meeting, to be held at a later date. The Extraordinary General Meeting relating to the Extension Amendment Proposal and Trust Agreement Amendment does not affect your right to elect to redeem your Public Shares in connection with a Business Combination, subject to any limitations set forth in the Articles of Association (including the requirement to submit any request for redemption in connection with a Business Combination on or before the date that is two business days before the Extraordinary General Meeting of APXI shareholders to vote on a Business Combination).

Q.

Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal?

A.

Yes. Whether you vote for or against the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal you may elect to redeem your shares. However, you will need to submit a redemption request for your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•	entering a new vote by Internet or telephone;

•

sending a later-dated, signed proxy card addressed to APXI’s Secretary located at APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico, Attn: Secretary, so that it is received by APXI’s Secretary on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the Internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to APXI’s Secretary, which must be received by APXI’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the Ordinary Shares and Founder Shares and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal, abstentions (but not broker non-votes), while considered present for the purposes of establishing a quorum, will result in such shares not being counted in connection with the relevant vote.

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. APXI believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide instructions with your proxy card, your broker, bank, or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will not be counted for the purposes of determining the existence of a quorum. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. Broker non-votes will not be counted in connection with any vote on the Extension Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal, or the Adjournment Proposal.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.	A quorum is the minimum number of APXI shareholders necessary to hold a valid meeting.

One or more shareholders who together hold not less than one-third of the issued and outstanding ordinary shares of the Company as of the Record Date entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares or Class B Ordinary Shares on August 16, 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., New York Time, on September 6, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number included on your proxy card.

Voting by Telephone. Dial toll-free 1-800-690-6903 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on September 6, 2023 to be counted.

Q.

Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Board has determined that the Extension Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Extension Amendment Proposal.

The Board has also determined that the Trust Agreement Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Trust Agreement Amendment Proposal.

The Board has also determined that the NTA Requirement Amendment is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the NTA Requirement Amendment.

The Board has also determined that the Founder Share Amendment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Founder Share Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of APXI and its shareholders. The Board unanimously recommends that APXI shareholders vote “FOR” the Adjournment Proposal.

Q.

What interests do APXI’s directors and officers have in the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal?

A.

APXI’s directors and officers have interests in the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Ordinary Shares, Founder Shares and private placement warrants. See the section entitled “Extraordinary General Meeting of APXI Shareholders — Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, or the NTA Requirement Amendment?

A.

No. There are no appraisal rights available to APXI shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal.

Q.	If I own a public warrant, can I exercise redemption rights with respect to my public warrants?

A.

No. The holders of public warrants issued in connection with the IPO, which are exercisable for one Ordinary Share at an exercise price of $11.50 per share have no redemption rights with respect to such public warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Ordinary Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your Redemption rights.

Q.	What do I need to do now?

A.

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, APXI shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the Extraordinary General Meeting, including interest earned on the funds held in the Trust Account and not previously released to APXI to pay its taxes, divided by the number of then issued and outstanding Public Shares, subject to the limitations described in the final prospectus dated December 6, 2021, filed in connection with the IPO. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

In order to exercise your redemption rights, you must, prior to 5:00 p.m. New York Time on September 5, 2023 (two (2) business days before the Extraordinary General Meeting), (i) submit a written request to the Trustee, that APXI redeem your Public Shares for cash, and (ii) deliver your shares to the Trustee physically or electronically through DTC. The address of APXI’s transfer agent is listed under the question “Who can help answer my questions?” below. APXI requests that any requests for redemption include the identity as to the beneficial owner making such request. Electronic delivery of your shares generally will be faster than delivery of physical share certificates.

A physical share certificate will not be needed if your shares are delivered to APXI’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and APXI’s transfer agent will need to act to facilitate the request. It is APXI’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because APXI does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with APXI’s consent, until the vote is taken with respect to the matters presented at the Extraordinary General Meeting. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

APXI shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the vote on the proposal to approve the Extension Amendment at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Separate voting materials will be mailed to APXI shareholders for a Business Combination Extraordinary General Meeting to be held on a later date. Please be sure to complete, sign, date and return each proxy card and voting instruction card received relating to both the Extraordinary General Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

APXI will pay the cost of soliciting proxies for the Extraordinary General Meeting. APXI has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. APXI will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of APXI may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

APx Acquisition Corp. I

Juan Salvador Agraz 65

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

+52 (55) 4744-1100

You may also contact the proxy solicitor for APXI at:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Tel: 866-894-0536 (toll-free) or

Email: ksmith@advantageproxy.com

To obtain timely delivery, APXI shareholders must request the materials no later than August 30, 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about APXI from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to send a letter demanding redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m., New York Time, on September 5, 2023 (two business days before the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF APXI SHAREHOLDERS

This proxy statement is being provided to APXI shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of APXI shareholders to be held on September 7, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about August 23, 2023 to all shareholders of record of APXI as of August 16, 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares or Founder Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at 10:00 A.M., New York Time, on September 7, 2023 at the offices of APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico and via live webcast by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, APXI shareholders will consider and vote on the following proposals:

•

Proposal No. 1 – Extension Amendment Proposal – as a special resolution, to amend the Articles of Association, as amended by the Amendment to the Amended and Restated Memorandum and Articles of Association dated February 27, 2023, to give the Company the right to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date;

•

Proposal No. 2 – Trust Agreement Amendment Proposal – as an ordinary resolution, to amend APXI’s Trust Agreement by and between the Company and the Trustee, to allow the Company to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date by depositing into the Trust Account, for each one-month period, the Extension Payment after giving effect to the Redemption;

•

Proposal No. 3 – NTA Requirement Amendment – as a special resolution, to amend the Articles of Association to expand the methods that APXI may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission (the “NTA Requirement Amendment”);

•

Proposal No. 4 – The Founder Share Amendment Proposal – as a special resolution, to amend the Articles of Association to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), to convert into Class A ordinary shares, par value $0.0001 per share, of the Company (the “Class A Ordinary Shares” or “Public Shares”) on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”); and

•

Proposal No. 5 – Adjournment Proposal – as an ordinary resolution, to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal.

Voting Power; Record Date

As a shareholder of APXI, you have a right to vote on certain matters affecting APXI. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own ordinary shares of the Company at the close of business on August 16, 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each of the ordinary shares of the Company that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 6,556,583 issued and outstanding Ordinary Shares and 4,312,500 Founder Shares.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The approval of the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal requires a special resolution under the Companies Act, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. One or more shareholders who together hold one-third of the issued and outstanding ordinary shares of the Company as of the Record Date entitled to attend and vote at the Extraordinary General Meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. The failure to vote, abstentions and broker non-votes will result in the relevant shares not being counted in connection with any vote on the Extension Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

Approval of the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the votes cast by the holders of the issued and outstanding Ordinary Shares and Founder Shares present in person or represented by proxy at the Extraordinary General Meeting and the Adjournment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. The failure to vote, abstentions and broker non-votes will result in the relevant shares not being counted in connection with any vote on the Trust Agreement Amendment Proposal and Adjournment Proposal.

It is possible that APXI will not be able to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If APXI fails to complete its initial business combination on or before the Termination Date, or by the Extended Date if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, APXI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares – Shareholders of Record

If you are an APXI shareholder of record, you may vote by mail, Internet or telephone. Each Ordinary Share or Founder Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares or Founder Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, ‘FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 5:00 p.m., New York Time, on September 6, 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the Internet by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number included on their proxy card.

Voting by Telephone. Dial toll-free 1-800-690-6903 and follow the instructions. Your telephone vote must be received by 11:59 p.m. New York Time on September 6, 2023 to be counted.

Voting Your Shares — Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from APXI. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the Internet or by telephone. A large number of banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to Mark Zimkind at mzimkind@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: SPAC Redemption Team

1 State Street, 30th Floor

New York, NY 10004

You will receive a confirmation of your registration by email after APXI receives your registration materials. You may attend the Extraordinary General Meeting by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. APXI encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico, New York Time, on September 7, 2023 and virtually via live webcast on the Internet. You will be able to attend the Extraordinary General Meeting virtually by visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on your proxy card, voting instruction form or notice included in the proxy materials. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify APXI’s Secretary in writing to APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person, as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

APXI intends to hold a Business Combination Extraordinary General Meeting to approve a Business Combination at a future date.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Advantage Proxy, Inc., APXI’s proxy solicitor, at: Toll Free: 866-894-0536; Email: ksmith@advantageproxy.com.

Redemption Rights

In connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal, and contingent upon the effectiveness of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment proposal and the Founder Share Amendment Proposal, each holder of Public Shares may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes. If you exercise your Redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your Redemption rights you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before 5:00 p.m., New York Time, two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that APXI redeem your Public Shares for cash to the Trustee, the transfer agent, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•

deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the

Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $71,462,510.06 as of the August 21, 2023. Prior to their exercising Redemption rights, APXI shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your Redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of APXI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If the Extension Amendment Proposal is not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of APXI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, the Founder Share Amendment Proposal and the Adjournment Proposal does not affect the right of APXI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to APXI shareholders.

Appraisal Rights

There are no appraisal rights available to APXI shareholders in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment, or the Founder Share Amendment Proposal.

Proxy Solicitation Costs

APXI is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the Internet. APXI has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Extraordinary General Meeting. APXI and its directors, officers and employees may also solicit proxies on the Internet. APXI will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

APXI will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. APXI will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to APXI shareholders. Directors, officers and employees of APXI who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of our Board to vote in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment

Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in a Business Combination that are different from, or in addition to, those of other shareholders generally. These interests include, among other things:

•

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by September 9, 2023 (or such later date that may be approved by APXI shareholders, such as the Extended Date), APXI will cease all operations except for the purpose of winding up, redeeming 100% of the issued and outstanding APXI Public Shares for cash and, subject to the approval of its remaining shareholders and its board of directors, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $46,876,875 based upon the closing price of $10.87 per share on Nasdaq on August 21, 2023.

•

Simultaneously with the consummation of the IPO, APXI consummated the private sale of 8,950,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $8,950,000. Each private placement warrant is identical to the warrants underlying the units sold in IPO. Such private placement warrants have an aggregate market value of approximately $545,950 based upon the closing per warrant price of $0.061 on Nasdaq on August 21, 2023. The private placement warrants, will become worthless if APXI does not consummate a business combination by September 9, 2023 (or such later date that may be approved by APXI shareholders, such as the Extended Date).

•

The Sponsor paid significantly less for its shares than other current shareholders and holders of public units paid for their shares purchased in the IPO or shares purchased in the open market thereafter. Prior to the consummation of the IPO, Sponsor purchased 4,312,500 Founder Shares for an aggregate purchase price of $25,000, or approximately $0.006 per share.

•

If APXI is unable to complete an initial business combination within the required time period, the aggregate dollar amount of non-reimbursable funds (excluding any unpaid expenses incurred by the Sponsor) is $47,422,825, comprised of (a) $46,876,875 representing the market value of Founder Shares, and (b) $545,950 representing the market value of private placement warrants. Certain APXI directors and executive officers have indirect economic interests in the private placement warrants and in the Founder Shares.

•	The Sponsor has agreed not to redeem any Ordinary Shares or Founder Shares, held by it in connection with a shareholder vote to approve an initial business combination.

•

The Sponsor and APXI’s officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Founder Shares held by them if APXI fails to complete an initial business combination by September 9, 2023 (or such later date that may be approved by APXI shareholders, such as the Extended Date).

•	The continued indemnification of current directors and officers of APXI and the continuation of directors’ and officers’ liability insurance after a Business Combination.

Additionally, if the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are approved and APXI consummates an initial business combination, the officers and directors of APXI may have additional interests as described in the proxy statement/prospectus for such transaction.

RISK FACTORS

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. To avoid that result, we may determine, in our discretion, to liquidate the securities held in the trust account.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the trust account have, since our initial public offering, been held only in U.S. government securities within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we may, in our own discretion, instruct Continental Stock Transfer & Trust Company, the trustee with respect to the trust account, to liquidate the U.S. government securities or money market funds held in the trust account. This may mean that the amount of funds available for redemption would not increase, thereby reducing the dollar amount our public shareholders would receive upon any redemption or liquidation of the Company.

In addition, the longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, there is a greater risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Sponsor, APx Cap Holdings I, LLC is controlled by, and has substantial ties with, non-U.S. persons. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as the Sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by September 9, 2023 (or such later date that may be approved by APXI shareholders, such as the Extended Date) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive $10.89 per share (including interest not previously released to APXI to pay its taxes), without taking into account any interest earned after August 21, 2023, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL NO. 1 – THE EXTENSION AMENDMENT PROPOSAL

Overview

APXI is proposing to amend its Articles of Association to extend the date by which APXI has to consummate a business combination up to three (3) times for an additional one (1) month each time to the Extended Date so as to give APXI additional time to complete a Business Combination.

While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination. APXI intends to hold a Business Combination Extraordinary General Meeting at a future date to approve a Business Combination.

Articles of Association

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

As contemplated by the Articles of Association, the holders of the Ordinary Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension is implemented. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting.

On August 21, 2023, the redemption price per Public Share was approximately $10.89 (which is expected to be the same approximate amount two (2) business days prior to the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $71,462,510.06 as of August 21, 2023 (including interest not previously released to APXI to pay its taxes), divided by the total number of then issued and outstanding Public Shares. The closing price of the Ordinary Shares on Nasdaq Global Market on August 21, 2023 was $10.87. Accordingly, if the market price of the Ordinary Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $0.02 more per share than if the Public Shares were sold in the open market. APXI cannot assure shareholders that they will be able to sell their Ordinary Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. APXI believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if APXI does not complete a Business Combination on or before the Termination Date.

Reasons for the Extension Amendment Proposal

APXI has determined that there will not be sufficient time before September 9, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination. The Articles of Association currently provide that APXI has until the Termination Date to complete an initial business combination. APXI and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a business combination unless APXI provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. While APXI is using its best efforts to complete a Business Combination on or before the Termination Date, the Board believes that it is in the best interests of APXI shareholders that the Extension be obtained so that, in the event a Business Combination is for any reason not able to be consummated on or before the Termination Date, APXI will have an additional amount of time to consummate a Business Combination. Without the Extension, APXI believes that there is significant risk that APXI will not, despite its best efforts, be able to complete a Business Combination on or before the Termination Date. If that were to occur, APXI would be precluded from completing a Business Combination and would be forced to liquidate even if APXI shareholders are otherwise in favor of consummating a Business Combination.

The Extension Amendment Proposal is essential to allowing APXI additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In addition, subject to the approval of the Extension Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, the holders of Class B Ordinary Shares including the Sponsor and our independent directors, have expressed an interest to transfer a majority of their economic interests in the Company (the “Sponsor Handover”). In connection with the Sponsor Handover, it is anticipated that new officers and/or directors will be appointed to the Company. In the event of a Sponsor Handover, the new management team would also be responsible for selecting a target company for a business combination. The Sponsor currently expects to enter into a purchase agreement (the “Purchase Agreement”) in relation to the Sponsor Handover which would be conditional on, among other things, shareholder approval of the Extension Amendment Proposal, the Trust Amendment Proposal the NTA Requirement Amendment Proposal and the Founder Share Amendment Proposal, and that the purchaser will become a party to the letter agreement dated December 6, 2021 among the Company, the Sponsor and its officers and directors (the “Letter Agreement”). In addition, the Letter Agreement will be amended to allow the transfer, directly or indirectly, of the Class B Ordinary Shares and the private placement warrants, including the underlying shares thereto, to a third party prior to the expiration of the applicable lock-up period. The Company may enter into agreements with certain investors whereby those holders agree not to redeem their public Shares in return for an incentive. As of the date of this Proxy Statement, the Company has not entered into any such agreement.

APXI believes that given APXI’s expenditure of time, effort and money on a Business Combination, circumstances warrant ensuring that APXI is in the best position possible to consummate a Business Combination and that it is in the best interests of APXI shareholders that APXI obtain the Extension if needed. APXI believes a Business Combination will provide significant benefits to its shareholders.

If the Extension Amendment Proposal is Not Approved

If the Extension Amendment Proposal is not approved and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including any interest earned on the funds held in the Trust Account (net of interest that may be used to pay APXI’s taxes payable and for dissolution expenses), by (B) the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of APXI’s remaining shareholders and the Board in accordance with applicable law, dissolve and liquidate, subject in the case of clauses (ii) and (iii) above to APXI’s obligations under the Companies Act to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 4,312,500 Founder Shares. There will be no distribution from the Trust Account with respect to APXI’s warrants, which will expire worthless in the event APXI dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, APXI intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies. APXI will then continue to attempt to consummate a business combination until the Extended Date. APXI will remain a reporting company under the Exchange Act and its Units, Ordinary Shares and public warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. The vote by APXI shareholders on a Business Combination will occur at a separate Business Combination Extraordinary General Meeting of APXI shareholders, to be held at a later date, and the solicitation of proxies from APXI shareholders in connection with such separate Business Combination Extraordinary General Meeting, and the related right of APXI shareholders to redeem in connection with a Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal are implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each public shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

In order to exercise your redemption rights, you must:

•	if you hold Units, separate the underlying Public Shares and public warrants;

•

on or before two business days before the Extraordinary General Meeting, tender your shares physically or electronically and submit a request in writing that APXI redeem your Public Shares for cash to the Trustee, at the following address:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

Email: spacredemptions@continentalstock.com

and

•	deliver your Public Shares either physically or electronically through DTC’s DWAC system to the transfer agent at least two business days before the Extraordinary General Meeting.

Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. Shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, it may take longer than two weeks. Shareholders who hold their shares in street name will have to coordinate with their bank, broker or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two business days prior to the vote on the proposal to approve the Extension Amendment Proposal at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using DTC’s DWAC system, at such shareholder’s option.

Holders of outstanding Units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee, with written instructions to separate such Units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically on the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Units to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Each redemption of a Public Share by APXI’s public shareholders will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $71,462,510.06 as of August 21, 2023. Prior to their exercising redemption rights, APXI shareholders should verify the market price of the Public Shares, as shareholders may receive higher proceeds from the sale of their shares of Public Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Public Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of APXI, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

If APXI does not consummate an initial business combination on or before the Termination Date, the Extension Amendment Proposal is not approved, and if APXI is otherwise unable to consummate its initial business combination by the Termination Date, APXI will be required to dissolve and liquidate the trust account by returning the then remaining funds in such account to the public shareholders and all of APXI’s warrants will expire worthless.

Your right to redeem in connection with the Extraordinary General Meeting relating to the Extension Amendment Proposal does not affect the right of APXI shareholders to elect to redeem their Public Shares in connection with a Business Combination, which is a separate and additional redemption right available to APXI shareholders. Shareholders of APXI seeking to exercise their redemption rights in connection with a Business Combination should follow the instructions for the exercise of such rights set forth in the proxy statement/prospectus relating to a Business Combination Extraordinary General Meeting.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the Extension Proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Extension Amendment Proposal is as follows:

“RESOLVED, as a special resolution, that, subject to and conditional upon: (a) the effectiveness of the ordinary resolution to amend the Trust Agreement as set out below; (b) the effectiveness of the special resolution to amend the Amended and Restated Memorandum Articles of Association of the Company with respect to the NTA Requirement Amendment as set out below and (c) the Company having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(i)	the deletion of the existing Article 49.7 in its entirety and the insertion of the following language in its place:

49.7

In the event that the Company does not consummate a Business Combination within 21 months from the consummation of the IPO or 24 months from the consummation of the IPO if the Company extends the period of time to consummate a Business Combination by no more than three one-month extensions, provided that, such extension shall only be made where the Sponsor has deposited the lesser of US$125,000 or US$0.025 per share into the Trust Account for each one month extension (as applicable) on or prior to the applicable Business Combination deadline, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

(ii)	the deletion of the existing Article 49.8 in its entirety and the insertion of the following language in its place:

49.8	In the event that any amendment is made to the Articles:

(a)

to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 21 months from the consummation of the IPO, or 24 months from the consummation of the IPO if such time period is extended by the Company by no more than three one month extensions as provided for in Article 49.7 above; or

(b)	with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 – THE TRUST AGREEMENT AMENDMENT

Overview

The proposed Trust Agreement Amendment would amend our existing Investment Management Trust Agreement (the “Trust Agreement”), dated as of December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period up to three (3) times for an additional one (1) month each time from September 9, 2023 to the Extended Date by depositing into the Trust Account, for each one-month period, the Extension Payment after giving effect to the Redemption (the “Trust Agreement Amendment”). A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment Proposal

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period from September 9, 2023 to the Extended Date.

Pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company filed on February 27, 2023 and an amendment to the Trust Agreement dated February 27, 2023, the Company currently has the right to extend the Combination Period two (2) times for an additional three (3) months each time (each an “Extension Period”) from March 9, 2023 (i.e., 15 months after the consummation of the IPO) up to September 9, 2023 (i.e., 21 months from the consummation of the IPO) (the “Termination Date”) by depositing into the trust account (the “Trust Account”) the lesser of $750,000 or $0.125 for each of the two consecutive three-month extensions. In accordance with the Articles of Association and Trust Agreement, the Company deposited $750,000 into the trust account on two occasions to extend to the Combination Period from March 9, 2023 to September 9, 2023.

APXI has determined that there will not be sufficient time before September 9, 2023 (its current termination date) to hold an Extraordinary General Meeting to obtain the requisite shareholder approval of, and to consummate, a Business Combination.

The Trust Agreement Amendment Proposal is essential to allowing APXI additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. APXI will not proceed with the Extension or the Redemption if APXI will not have at least $5,000,001 of net tangible assets upon its consummation of the Extension, after taking into account the Redemption.

If the Trust Agreement Amendment Proposal is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial business combination by September 9, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our warrants to purchase Ordinary Shares will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares and the Ordinary Shares underlying the private placement warrants. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account, except to the extent provided under the Trust Agreement.

If the Trust Agreement Amendment Proposal is Approved

If the Extension Amendment and the Trust Agreement Amendment are approved, the amendment to the Trust Agreement in the form of Annex A hereto will be executed and the Trust Account will not be disbursed except to the extent any Redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the Trust Agreement Amendment Proposal requires an ordinary resolution under the Companies Act, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof, and, pursuant to the Trust Agreement, the affirmative vote of at least sixty-five percent (65%) of the Company’s issued and outstanding Shares, including the Founder Shares, will be required to approve the Trust Agreement Amendment Proposal. Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Agreement Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that, subject to and conditional upon: (a) the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company with respect to the Extension Amendment as set out above; (b) the effectiveness of the special resolution to amend the Amended and Restated Memorandum and Articles of Association of the Company with respect to the NTA Requirement Amendment as set out below; and (c) subject to and conditional upon the Company having net tangible assets of at least US$5,000,001 as at the date of this ordinary resolution, the Trust Agreement be amended in the form set forth in Annex A to the accompanying proxy statement to allow the Company to extend the date by which the Company has to complete a business combination from September 9, 2023 to December 9, 2023.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 3: THE NTA REQUIREMENT AMENDMENT

Overview

This is a proposal to amend (the “NTA Requirement Amendment”) the Articles of Association to expand the methods that APXI may employ to not become subject to the “penny stock” rules of the Securities and Exchange Commission. All shareholders are encouraged to read the proposed NTA Requirement Amendment in its entirety for a more complete description of its terms.

The NTA Requirement

The Articles of Association currently provide that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001 upon the consummation of a Business Combination, that the Company shall not redeem Public Shares that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions and that the Company shall not consummate a Business Combination unless the Company has net tangible assets of at least US$5,000,001 immediately prior to, or upon such consummation of, such Business Combination (the “NTA Requirement”). The purpose of the NTA Requirement was to ensure that, in connection with its initial business combination, APXI would continue, as it has since the IPO, to be not subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). APXI is proposing to amend its Articles of Association to modify the NTA Requirement to remove these limitations. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and APXI believes that it may rely on another exclusion, which relates to it being listed on The Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, APXI intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

Rule 419 blank check companies and “penny stock” issuers

As disclosed in APXI’s IPO prospectus, because the net proceeds of the IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, APXI may be deemed to be a “blank check company.” Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically, SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. Like many SPACs, APXI included the NTA Requirement in its Articles of Association in order to ensure that through the consummation of its initial business combination APXI would not be considered a penny stock issuer and therefore not a blank check company if no other exemption from the rule was available.

Reliance on Rule 3a51-1(a)(2).

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. APXI’s securities are listed on The Nasdaq Global Market and have been so listed since the consummation of the IPO. APXI believes that The Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange Rule to avoid being treated as a penny stock. Therefore, the NTA Requirement is unnecessary so long as APXI meets the requirements of the Exchange Rule.

Reasons for the Proposed NTA Requirement Amendment

APXI believes that it can rely on other available exclusions from the penny stock rules, more specifically, the Exchange Rule, that would not impose restrictions on APXI’s net tangible assets. While APXI does not believe this failure to satisfy the NTA Requirement subjects it to the SEC’s penny stock rules, as the NTA Requirement is included in its Articles of Association, if the NTA Requirement Amendment proposal is not approved, APXI may not be able to consummate its initial business combination.

Vote Required for Approval

The approval of the NTA Requirement Amendment requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the NTA Requirement Amendment.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to the NTA Requirement Amendment is as follows:

“RESOLVED, as a special resolution, that, subject to and conditional upon: (a) the effectiveness of the special resolution to amend the Amended and Restated Articles of Association of the Company with respect to the Extension Amendment as set out above; and (b) the effectiveness of the ordinary resolution to amend the Trust Agreement as set out above, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(i)	the deletion of the existing Article 49.2 in its entirety and the insertion of the following language in its place:

49.2	Prior to the consummation of a Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)

provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares.

(ii)	the deletion of the existing Article 49.4 in its entirety and the insertion of the following language in its place:

49.4

At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

(iii)	the deletion of the existing Article 49.5 in its entirety and the insertion of the following language in its place:

49.5

Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, at least two business days’ prior to any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15 per cent of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination, a per- Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and consummated.”

Recommendation

The Company’s board of directors recommends that you vote “FOR” the NTA Requirement Amendment proposal.

PROPOSAL NO. 4: THE FOUNDER SHARE AMENDMENT PROPOSAL

Overview

The Founder Share Amendment Proposal would allow the initial shareholders to convert the Class B Ordinary Shares into Ordinary Shares prior to the closing of the Business Combination.

Reasons for the Founder Share Amendment Proposal

The Board believes the opportunity to consummate a Business Combination is in the best interests of the Company and its shareholders.

The Company believes shareholders will benefit from the Company consummating a Business Combination and is proposing the Founder Share Amendment Proposal to allow increased flexibility for the Sponsor to convert its shares and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. Without the Founder Share Amendment, the Company believes that it may be more difficult to complete a Business Combination. If that were to occur, the Company may be forced to liquidate.

If the Founder Share Amendment Proposal Is Not Approved

If the Founder Share Amendment Proposal is not approved and there are significant requests for redemption, such redemptions may prevent the Company from being able to consummate a Business Combination. The Company believes that the Founder Share Amendment Proposal allows increased flexibility for the Sponsor to convert its shares and may aid the Company in retaining investors and meeting continued listing requirements necessary to continue to pursue a Business Combination. If we were not able to complete a Business Combination, then the Company would be forced to liquidate.

If the Founder Share Amendment Proposal Is Approved

If the Founder Share Amendment Proposal is approved, APXI intends to file the amendments to the Articles of Association with the Cayman Islands Registrar of Companies. The holders of the issued and outstanding Founder Shares have informed the Company that, if the Founder Share Amendment Proposal is approved, they expect to convert substantially all of the Founder Shares into Class A Ordinary Shares, in accordance with the terms of the Founder Share Amendment Proposal, prior to the Extended Date. Notwithstanding the conversion, such holders will waive their rights and not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.

Vote Required for Approval

The approval of the Founder Share Amendment Proposal requires a special resolution under the laws of the Cayman Islands, being the affirmative vote of at least two-thirds (2/3) of such holders of the issued and outstanding ordinary shares of the Company, as, being entitled to do so, vote in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the Founder Share Amendment Proposal.

Resolution

The full text of the resolution to be voted upon is as follows:

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by:

(i)	the deletion of the existing Article 17.2 in its entirety and the insertion of the following language in its place:

17.2

Class B Shares shall automatically convert into Class A Shares on a one-for-one basis (the “Initial Conversion Ratio”): (a) at any time and from time to time at the option of the holders thereof, or (b) in connection with the consummation of a Business Combination.

(ii)	the deletion of the existing Article 49.10 in its entirety and the insertion of the following language in its place:

49.10

Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Ordinary Share Conversion Article hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the Company shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

(b)	vote as a class with Public Shares on a Business Combination.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE FOUNDER SHARE AMENDMENT PROPOSAL.

PROPOSAL NO. 5 – THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to APXI shareholders in the discretion of the chairman of the Extraordinary General Meeting, including in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by APXI shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date, including in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal, the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Founder Share Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution, being the affirmative vote of a simple majority of such holders of the issued and outstanding ordinary shares of the Company as, being entitled to do so, voting in person or by proxy at the Extraordinary General Meeting or any adjournment thereof. Failure to vote by proxy or in person at the Extraordinary General Meeting, abstentions from voting or broker non-votes will result in the relevant shares not being counted in connection with any vote on the Adjournment Proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting in the discretion of the chairman of the Extraordinary General Meeting to a later date or dates to be determined by the chairman, including, if necessary, to permit further solicitation of proxies, be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT APXI SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BUSINESS OF APXI AND CERTAIN INFORMATION ABOUT APXI

General

APXI is a blank check company incorporated on May 13, 2021 as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

On December 9, 2021, the Company consummated the IPO of 17,250,000 APXI Units, including the full exercise of the underwriters’ over-allotment option, at $10.00 per Unit, generating gross proceeds of $172,500,000. Simultaneously with the consummation of the IPO, APXI consummated the private sale of 8,950,000 private placement warrants at a price of $1.00 per warrant, for an aggregate purchase price of $8,950,000. Each private placement warrant is identical to the warrants sold as part of the units sold in IPO. A total of $175,950,000 from the net proceeds of the sale of the Units in the IPO and the sale of the private placement warrants was placed in the Trust Account.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of APXI’s Ordinary Shares and Founder Shares as of August 21, 2023 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of APXI Ordinary Shares and Founder Shares, by:

•	each person known by APXI to be the beneficial owner of more than 5% of APXI’s issued and outstanding Ordinary Shares or Founder Shares;

•	each of APXI’s executive officers and directors that beneficially owns shares of APXI’s Ordinary Shares or Founder Shares; and

•	all APXI’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 10,869,083 issued and outstanding shares (including 6,556,583 Public Shares and 4,312,500 Founder Shares issued and outstanding as of August 21, 2023.

Voting power represents the combined voting power of Ordinary Shares or Founder Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares and Founder Shares vote together as a single class.

Unless otherwise indicated, APXI believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares or Founder Shares beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Issued and Outstanding Ordinary Shares
APx Cap Sponsor Group I, LLC(1)(2)	4,272,500	39.3%
Daniel Braatz(1)	—	—
Xavier Martinez(1)	—	—
Alfredo Vara Alonso(1)	—	—
Angel Losada Moreno(1)(2)	20,000	*
David Proman(1)(2)	20,000	*
Diego Dayenoff(1)	—	—
All executive officers and directors as a group (6 individuals)	4,312,500	39.7%
Greater than 5% Holders
Highbridge Capital Management, LLC(3)**	615,059	5.7%
Saba Capital Management, L.P.(4)**	1,530,600	14.1%
Fir Tree Capital Management LP(5)**	1,480,500	13.6%
Calamos Market Neutral Income Fund(6)**	1,000,000	9.2%
Glazer Capital, LLC(7)**	749,820	6.9%

*	Less than 1%
**

On February 23, 2023, the Company provided its public shareholders with the opportunity to redeem their public shares. As such, the reporting herein are solely based on Schedule 13G or 13G/A and may not reflect actual holding of the shares beneficially owned by a shareholder after the redemption.

(1)

APx Cap Sponsor Group I, LLC, our sponsor, is the record holder of such shares, and APx Cap Sponsor Group I, LLC is controlled by its managing member, APx Cap Holdings I, LLC. APx Cap Holdings I, LLC’s board of directors consists of three members. Each director of APx Cap Holdings I, LLC has one vote, and the approval of the members of the board of directors is required to approve an action of APx Cap Holdings I, LLC. Under the so-called “rule of three,” if voting and dispositive decisions regarding an entity’s securities are made by two or more individuals, and a voting and dispositive decision requires the approval of a majority of those individuals, then none of the individuals is deemed a beneficial owner of the entity’s securities. This is the situation with regard to APx Cap Holdings I, LLC. Based upon the foregoing analysis, no individual manager of APx Cap Holdings I, LLC exercises voting or dispositive control over any of the securities held by APx Cap Holdings I, LLC even those in which he directly holds a pecuniary interest. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares and, for the avoidance of doubt, each expressly disclaims any such beneficial interest to the extent of any pecuniary interest he may have therein, directly or indirectly.. The business address of each of our sponsor and the individuals listed herein is Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico.

(2)

Interests shown consist solely of founder shares, classified as Class B ordinary shares. Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment, as described in the section of the Company’s IPO prospectus entitled “Description of Securities.”

(3)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on January 30, 2023, by Highbridge Capital Management, LLC (“Highbridge”), which information has not been independently confirmed. The principal business address of Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(4)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 14, 2023, by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP,

LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, which information has not been independently confirmed. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to the shares. The address of the shareholder, as reported in the Schedule 13G is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(5)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 14, 2023, by Fir Tree Capital Management LP, a Delaware limited partnership. The address of the shareholder, as reported in the Schedule 13G is 500 5th Avenue, 9th Floor, New York, New York 10110.

(6)

Shares beneficially owned are based on Schedule 13G filed with the SEC on December 31, 2021, by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust (“Calamos”). The address of the shareholder, as reported in the Schedule 13G is 2020 Calamos Court, Naperville, Illinois 60563.

(7)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on March 10, 2023, by Glazer Capital, LLC. The address of the shareholder, as reported in the Schedule 13G/A is 250 West 55th Street, Suite 30A, New York, New York 10019.

HOUSEHOLDING INFORMATION

Unless APXI has received contrary instructions, APXI may send a single copy of this proxy statement to any household at which two or more shareholders reside if APXI believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce APXI’s expenses. However, if shareholders prefer to receive multiple sets of APXI’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of APXI’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact APXI at the following address and telephone number:

APx Acquisition Corp. I

Juan Salvador Agraz 65,

Contadero Cuajimalpa de Morelos

05370, Mexico City, Mexico

Telephone: +52 (55) 4744-1100

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

APXI files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. APXI’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of APXI’s filings with the SEC (excluding exhibits) at no cost by contacting APXI at the address and/or telephone number below.

If you would like additional copies of this proxy statement or APXI’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact APXI at the following address and telephone number:

APx Acquisition Corp. I

Juan Salvador Agraz 65,

Contadero, Cuajimalpa de Morelos

05370, Mexico City, Mexico

Telephone: +52 (55) 4744-1100

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from APXI’s proxy solicitation agent at the following address, telephone number and e-mail address:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Tel: 866-894-0536 (toll-free) or

Email: ksmith@advantageproxy.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are an APXI’s shareholder and would like to request documents, please do so by August 30, 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from APXI, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between APx Acquisition Corp. I (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of December 6, 2021, as amended by that Amendment No. 1 to the Investment Management Trust Agreement dated as of February 27, 2023 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an Extraordinary General Meeting of the Company held on September 7, 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated articles of association (the “Amended and Restated Memorandum and Articles of Association”) giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from September 9, 2023 to December 9, 2024 (i.e., for up to a period of time ending twenty-four (24) months after the consummation of its initial public offering); and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) 24 months from the closing of the Offering and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (less taxes payable and up to $100,000 of interest income to pay dissolution expenses), shall be distributed to the Public Shareholders of record as of such date;”

2. A new Section 1(m) shall be added as follows:

“(m) Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five days prior to the applicable termination date (as may be extended in accordance with Section 1(i)), signed on behalf of the Company by an executive officer, to follow the instructions set forth in the Extension Letter.”

3. Exhibit E of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re:	Trust Account No. [ ] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between APx Acquisition Corp. I (“Company”) and Continental Stock Transfer & Trust Company, dated as of December 6, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination from September 9, 2023 to December 9, 2023 (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

Very truly yours,

APx Acquisition Corp. I

By:
Name:
Title:

4. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

5. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

6. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

7. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

APX ACQUISITION CORP. I

By:
Name:
Title:

PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

APX ACQUISITION CORP. I

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Daniel Braatz, or failing them the duly appointed chairman of the Extraordinary General Meeting (the “Proxy”) as proxy, with full power to act alone and to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of APx Acquisition Corp. I to be held on September 7, 2023 at 10:00 A.M. New York Time, in person at the offices of APx Acquisition Corp. I, Juan Salvador Agraz 65, Contadero, Cuajimalpa de Morelos, 05370, Mexico City, Mexico and via live webcast at visiting https://www.virtualshareholdermeeting.com/APXI2023SM2 and entering the voter control number located under the bar card code on this proxy card or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

APX ACQUISITION CORP. I — THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 5.	Please mark votes as ☒ indicated in this example

(1)	The Extension Amendment Proposal — as a special resolution, that, subject to and conditional upon the Trust Agreement Amendment Proposal, the NTA Requirement Amendment and the Company having net tangible assets of at least US$5,000,001 as at the date of this special resolution, the Amended and Restated Articles of Association of the Company be amended by allowing the date by which the Company has to consummate a business combination be extended up to three (3) times for an additional one (1) month each time from September 9, 2023 to December 9, 2023, provided that, such extension shall only be made where the Sponsor has deposited the lesser of (a) $125,000 and (b) $0.025 per share into the Trust Account for each one month extension (as applicable) on or prior to the applicable Business Combination deadline.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(2)	The Trust Agreement Amendment Proposal — as an ordinary resolution, that, subject to and conditional upon the Extension Amendment Proposal and the NTA Requirement Amendment, the Company’s Investment Management Trust Agreement, dated December 6, 2021, by and between the Company and Continental Stock Transfer & Trust Company, be amended to allow the Company to extend the Business Combination Period by depositing into the Trust Account, for each one-month extension, the lesser of (a) $125,000 and (b) $0.025 for each Class A ordinary share issued and outstanding after giving effect to the Redemption from September 9, 2023 to December 9, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(3)	The NTA Requirement Amendment — as a special resolution, that the Amended and Restated Articles of Association of the Company be amended by removing all limitations in connection with the Company having net tangible assets of at least US$5,000,001.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(4)	The Founder Share Amendment Proposal — as a special resolution, that the Amended and Restated Articles of Association of the Company be amended by to provide for the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share, to convert into Class A ordinary shares, par value $0.0001 per share, of the Company on a one-for-one basis at any time and from time to time prior to the closing of a business combination at the election of the holder.	FOR ☐	AGAINST ☐	ABSTAIN ☐

(5)	The Adjournment Proposal — as an ordinary resolution, that the Extraordinary General Meeting be adjourned in the discretion of the chairman of the Extraordinary General Meeting to a later date or dates to be determined by the chairman, including, if necessary, to permit further solicitation and vote of Proxies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Date:
Signature
Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2, 3 or 4. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2, 3, 4 AND 5. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED